September 30, 2009

Supplement

SUPPLEMENT DATED SEPTEMBER 30, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
Dated June 30, 2009

On September 24, 2009, the Board of Directors (the "Board") of Morgan Stanley Natural Resource Development Securities Inc. (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Commodities Alpha Fund ("Commodities Alpha"), a series of Morgan Stanley Series Funds, pursuant to which substantially all of the assets of the Fund would be combined with those of Commodities Alpha and shareholders of the Fund would become shareholders of Commodities Alpha, receiving shares of Commodities Alpha equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Commodities Alpha that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the first quarter of 2010. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Commodities Alpha will be distributed to shareholders of the Fund during the fourth quarter of 2009. The Fund will be closed for purchases by new investors as of the close of business on October 9, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NRESPT1